United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

January 31, 2023

Date of Report (Date of earliest event reported)

CETUS CAPITAL ACQUISITION CORP.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41609	88-2718139
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Floor 3, No. 6, Lane 99 Zhengda Second Street, Wenshan District Taipei, Taiwan, R.O.C.	11602
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +886 920518827

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, one Warrant and one Right	CETUU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share, included as part of the Units	CETU	The Nasdaq Stock Market LLC
Warrants included as part of the Units	CETUW	The Nasdaq Stock Market LLC
Rights included as part of the Units	CETUR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On February 3, 2023, Cetus Capital Acquisition Corp. (the “Company”) consummated its initial public offering (the “IPO”) of 5,750,000 units (the “Units”), including the issuance of 750,000 Units as a result of the full exercise by EF Hutton, division of Benchmark Investments, LLC (the “Representative”) of its over-allotment option (the “Over-Allotment Option”). Each Unit consists of one share of Class A common stock, one warrant and one right. Each whole warrant entitles the holder thereof to purchase one share of Class A common stock at a price of $11.50 per share, subject to adjustment as described in the prospectus. Each right entitles the holder thereof to acquire one-sixth of one share of Class A common stock upon the consummation of the Company’s initial business combination. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $57,500,000.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333-266363) related to the IPO, originally filed with the U.S. Securities and Exchange Commission (the “Commission”) on July 28, 2022 (as amended, the “Registration Statement”):

●	an Underwriting Agreement, dated January 31, 2023 by and between the Company and Representative, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference (the “Underwriting Agreement”);

●	a Warrant Agreement, dated January 31, 2023, by and between the Company and Continental Stock Transfer & Trust Company as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference;

●	a Rights Agreement, dated January 31, 2023, by and between the Company and Continental Stock Transfer & Trust Company as rights agent, a copy of which is attached as Exhibit 4.2 hereto and incorporated herein by reference;

●	A Letter Agreement, dated January 31, 2023, by and among the Company and its officers, directors and Cetus Sponsor LLC (the “Sponsor”), a form of which is attached as Exhibit 10.1 hereto and incorporated herein by reference (each a “Letter Agreement”);

●	an Investment Management Trust Agreement, January 31, 2023, by and between the Company and Continental Stock Transfer & Trust Company, LLC as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference;

●	a Registration Rights Agreement, dated January 31, 2023, by and among the Company and certain security holders of the Company, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference;

●	Indemnity Agreements, each dated as of January 31, 2023, by and between the Company and each of the officers and directors of the Company, a form of which is attached as Exhibit 10.4 and incorporated herein by reference (each an “Indemnity Agreement”); and

●	a Placement Unit Purchase Agreement, dated January 31, 2023, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.

As of February 3, 2023, a total of $58,506,250.00 of the net proceeds from the IPO and the Private Placement (as defined below) were deposited in a trust account maintained by Continental Stock Transfer & Trust Company acting as the trustee and established for the benefit of the Company’s public shareholders. This includes $55,854,336.00 of the net proceeds from the IPO (which amount includes $1,725,000 of the underwriters’ deferred discount) and $2,651,914 from the Private Placement. An audited balance sheet as of February 3, 2023 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement will be filed within four business days of the consummation of the IPO. As a result of the full exercise of the Representative’s Over-Allotment Option, none of the founder shares were forfeited to the Company, such that the Sponsor will continue to hold 1,437,500 founder shares.

Item 3.02.	Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, the Company consummated the private placement (“Private Placement”) with the Sponsor of 286,875 units (the “Private Units”), generating total proceeds of $2,868,750, including the conversion of the outstanding promissory note to the Private Units at $10.00 per Unit in the total principal amount of $216,837.

The Private Units are identical to the Units sold in the IPO except that the holder has agreed not to transfer, assign, or sell any of the Private Units or underlying securities (except in limited circumstances, as described in the Registration Statement) until thirty (30) days after the completion of the Company’s initial business combination except to certain permitted transferees. In addition, the warrants included in the Private Units are not redeemable if held by them or a permitted transferee. The Sponsor was granted certain demand and piggy-back registration rights in connection with the purchase of the Private Units.

The Private Units were issued pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, as the transactions did not involve a public offering.

Also simultaneously with the closing of the IPO, pursuant to the Underwriting Agreement, the Company issued an aggregate of 57,500 shares of Class A common stock (the “Representative Shares”) to the Representative, including 7,500 additional Representative Shares issued as a result of the Representative’s full exercise of its Over-Allotment Option. The Representative has agreed not to transfer, assign or sell any of the Representative Shares (except in limited circumstances, as described in the Underwriting Agreement) until the completion of the Company’s initial business combination. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Representative Shares was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective January 31, 2023, Cheng-Nan Wu, Lin Bao, Jung-Te Chang and Grace F. L. Peng were appointed to the board of directors of the Company (the “Board”). Lin Bao, Jung-Te Chang and Grace F. L. Peng are independent directors. Effective January 31, 2023, Lin Bao, Jung-Te Chang and Grace F. L. Peng were also appointed to the Board’s (i) Audit Committee, with Ms. Bao serving as chair of the Audit Committee, and (ii) Compensation Committee, with Ms. Peng serving as chair of the Compensation Committee.

The Board is comprised of the following three classes: the first class of directors, Class I, consists of Lin Bao, Jung-Te Chang and Grace F. L. Peng, and will expire at the Company’s first annual meeting of shareholders after the IPO; the second class of directors, Class II, consists of Cheng-Nan Wu, and will expire at the Company’s second annual meeting of shareholders after the IPO; and the third class of directors, Class III, consists of Chung-Yi Sun, and will expire at the Company’s third annual meeting of shareholders after the IPO.

On January 31, 2023, in connection with their appointments to the Board, each director entered into a Letter Agreement as well as an Indemnity Agreement with the Company in the forms attached hereto as Exhibits 10.1 and 10.4, respectively.

Other than the foregoing, none of the directors are party to any arrangement or understanding with any person pursuant to which they were appointed as directors, nor are they party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company. The foregoing descriptions of the Letter Agreements and the Indemnity Agreements do not purport to be complete and are qualified in their entireties by reference to the form of Letter Agreement and the form of Indemnity Agreement, copies of which are attached as Exhibit 10.1 hereto and Exhibit 10.4 to the Registration Statement, respectively, and are incorporated herein by reference.

Item 5.03.	Amendments to Certificate of Incorporation or Bylaws

On January 31, 2023, in connection with the IPO, the Company filed its Amended and Restated Certificate of Incorporation. The terms of the Amended and Restated Certificate of Incorporation are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Company’s Amended and Restated Certificate of Incorporation is attached as Exhibit 3.1 hereto, and is incorporated by reference herein.

Item 8.01.	Other Events

Of the proceeds from the IPO and Private Placement, net of the underwriting commissions, discounts, and offering expenses, $58,506,250.00 was placed in the Trust Account and $457,229.11 was delivered to the Company to cover operating expenses. Except with respect to interest earned on the funds held in the Trust Account that may be released to the Company to pay its taxes (less up to $100,000 of interest to pay dissolution expenses), the funds held in the Trust Account will not be released from the Trust Account until the earliest of (a) the completion of the Company’s initial business combination, (b) the redemption of any public shares properly submitted in connection with a stockholder vote to amend the Company’s Amended and Restated Certificate of Incorporation to (i) modify the substance or timing of the Company’s obligation to provide for the redemption of its public shares in connection with an initial business combination or to redeem 100% of its public shares if it does not complete an initial business combination within 9 months from the closing of the IPO (or up to 18 months from the closing of the IPO if the Company extends the period of time to consummate a business combination by the maximum amount) or (ii) with respect to any other material provisions relating to stockholders’ rights or pre-initial business combination activity, and (c) the redemption of the Company’s public shares if it is unable to complete an initial business combination within 9 months from the closing of the IPO (or up to 18 months from the closing of the IPO if the Company extends the period of time to consummate a business combination by the maximum amount), subject to applicable law. The Company is not permitted to use the proceeds placed in the trust account and the interests earned thereon to pay any excise taxes or any other similar fees or taxes in nature that may be imposed on the Company pursuant to any current, pending or future rules or laws, including without limitation any excise tax due imposed under the Inflation Reduction Act (IRA) of 2022 (H.R. 5376) on any redemptions or stock buybacks by the Company.

On January 31, 2023, the Company issued a press release announcing the pricing of its IPO, a copy of which is filed as Exhibit 99.1 hereto. On February 3, 2023, the Company issued a press release announcing the closing of its IPO, a copy of which is filed as Exhibit 99.2 hereto.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated January 31, 2023 by and between the Company and EF Hutton, division of Benchmark Investments, LLC

3.1	Amended and Restated Certificate of Incorporation of the Company (incorporated by reference to Exhibit 3.1 to the Registration Statement on Form S-1 (file No. 333-266363) originally filed with the SEC on July 28, 2022)

4.1	Warrant Agreement, dated January 31, 2023, by and between the Company and Continental Stock Transfer & Trust Company, LLC

4.2	Rights Agreement, dated January 31, 2023, by and between the Company and Continental Stock Transfer & Trust Company, LLC

10.1	Letter Agreement, dated January 31, 2023, by and among the Company and its officers, directors and the Sponsor

10.2	Investment Management Trust Agreement, dated January 31, 2023, by and between the Company and Continental Stock Transfer & Trust Company

10.3	Registration Rights Agreement, dated January 31, 2023, by and among the Company and certain security holders of the Company

10.4	Form of Indemnity Agreements, dated January 31, 2023, by and among the Company and each of the officers and directors of the Company

10.5	Placement Unit Purchase Agreement, dated January 31, 2023, by and between the Company and Sponsor

99.1	Press Release dated January 31, 2023

99.2	Press Release dated February 3, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 3, 2023	CETUS CAPITAL ACQUISITION CORP.

	By:	/s/ Chung-Yi Sun
	Name:	Chung-Yi Sun
	Title:	President & CEO